Exhibit 10.1

LUXURBAN HOTELS INC.

2125 Biscayne Boulevard
Suite 253
Miami, Florida 33137

December 27, 2023

Greenle Partners LLC Series Alpha P.S.

156 W Saddle River Road

Saddle River, New Jersey 07458

Greenle Partners LLC Series Beta P.S.

156 W Saddle River Road

Saddle River, New Jersey 07458

Gentlemen:

Reference is made to (i) the Securities Purchase Agreement dated as of May 27, 2022 (the “May Agreement”) between LuxUrban Hotels Inc. (formerly known as CorpHousing Group, Inc.), a Delaware corporation (the “Company”), and Greenle Partners LLC Series Alpha P.S., a Delaware limited liability company (“Greenle Alpha”), (ii) the Securities Purchase Agreement dated as of June 30, 2022 and amended by the letter agreement dated July 15, 2022, Addendum to Securities Purchase Agreement dated as of August 15, 2022 and the letter agreement dated September 16, 2022 (as amended, the “June Agreement”) between the Company and Greenle Alpha, (iii) the Securities Purchase Agreement dated as of September 30, 2022 and amended by the letter agreement dated October 20, 2022 (as amended, the “September Agreement” and, together with the May Agreement and the June Agreement, the “Purchase Agreements”) between the Company and Greenle Alpha, (iv) the Loan Agreement dated as of November 23, 2022 (the “Loan Agreement”) among the Company, Greenle Alpha and Greenle Partners LLC Series Beta P.S., a Delaware limited liability company (“Greenle Beta” and, together with Greenle Alpha, “Greenle”), as supplemented or amended by the letter agreement dated February 17, 2023; (v) the letter agreement between Greenle and the Company dated February 13, 2023 pursuant to which, among other matters, certain future Revenue Share payments were converted to the obligation by the Company to issue shares of Common Stock (the “February 2023 Revenue Share Agreement”), (vi) the letter agreement between Greenle and the Company dated April 16, 2023, pursuant to which, among other matters, the Company agreed to register for resale the Common Stock issuable upon the exercise of the Warrants held by Greenle pursuant to the February 2023 Revenue Share Agreement (the “April 2023 Letter Agreement”), (vii) the Revenue Share Exchange Agreement dated May 21, 2023 between the Company and Greenle pursuant to which, among other matters, Greenle agreed to terminate any and all rights to receive cash revenue share payments under the Purchase Agreements, the Loan Agreement and the February 2023 Revenue Share Agreement, except for the share issuances and cash payments required to be made by the Company to Greenle under Sections (i)(a) and (i)(b) of the February 2023 Revenue Share Agreement and the Company agreed to issue up to an aggregate of 6,740,000 shares of Common Stock from time to time upon Greenle’s written direction (the “May 2023 Letter Agreement”); (viii) the letter agreement between the Company and Greenle dated June 19, 2023 pursuant to which among other matters, the parties agreed to restructure the Company’s obligation to issue the remaining shares of Common Stock pursuant to Section (i)(a) of the February 2023 Revenue Share Agreement, such that Greenle would need to provide written direction to the Company to be issued all or a portion of such shares (the “June 2023 Letter Agreement” and together with the February 2023 Revenue Share Agreement and the May 2023 Letter Agreement,

the “Revenue Share Agreements”), (ix) the letter agreement between the Company and Greenle dated June 19, 2023 pursuant to which, among other matters, the Company agreed to register for resale the Common Stock issuable upon the exercise of the Warrants held by Greenle pursuant to the April 2023 Letter Agreement (the “Second June 2023 Letter Agreement”), (x) the letter agreement between the Company and Greenle dated August 15, 2023 pursuant to which among other matters, the Company agreed to issue 300,000 shares of Common Stock in lieu of certain cash payments owed to Greenle under Section (i)(b) of the February 2023 Revenue Share Agreement upon Greenle’s written direction (the “August 2023 Letter Agreement”) (xi) the letter agreement between the Company and Greenle dated November 6, 2023 pursuant to which, among other matters, the Company agreed to issue to Greenle warrants (the “November Warrants”) to purchase an aggregate of 2,000,000 shares of Common Stock, subject to the Offering Condition (as defined in such letter agreement) (the “Registration Rights Amendment and Warrant Letter Agreement”) and (xii) the letter agreement between the Company and Greenle dated December 17, 2023 pursuant to which, among other matters, Greenle agreed to exercise a portion the November Warrants by certain timeframes and the Company agreed to issue to Greenle warrants to purchase an aggregate of 2,000,000 shares of Common Stock (the “December 2023 Letter Agreement” and collectively with the Purchase Agreements, Loan Agreement, Revenue Share Agreements, the April 2023 Letter Agreement, the Second June 2023 Letter Agreement, the August 2023 Letter Agreement, and the Registration Rights Amendment and Warrant Letter Agreement, the “Agreements”). Terms used but not defined herein have the respective meanings set forth in the Purchase Agreements.

This letter agreement (this “Agreement”) will confirm our understanding and agreement that, in consideration of the respective agreements of the Company and Greenle set forth herein, the sufficiency of which is hereby acknowledged by such parties, the Company, Greenle Alpha and Greenle Beta acknowledge and agree as follows:

(1)	Cash Exercise of November Warrants. The Agreements are hereby amended, effective as of the date first written above (the “Effective Date”), such that:

a.	On or before January 2, 2024, Greenle shall exercise its right, pursuant to Section 1(a) of the November Warrants, to purchase 125,000 shares of Common Stock for an aggregate exercise price equal to $500,000 (the “Initial Aggregate Exercise Price”) and to pay the Company, by wire transfer in immediately available funds, the Initial Aggregate Exercise Price on or before January 2, 2024.

b.	On or before January 12, 2024, Greenle shall exercise its right, pursuant to Section 1(a) of the November Warrants, to purchase 375,000 shares of Common Stock for an aggregate exercise price equal to $1,500,000 (the “Remaining Aggregate Exercise Price”) and to pay the Company, by wire transfer in immediately available funds, the Remaining Aggregate Exercise Price on or before January 12, 2024.

c.	Notwithstanding the foregoing, Greenle shall not be required to exercise the November Warrants pursuant to paragraphs (1)a. or (1)b. if (i) it would cause Greenle Alpha or Greenle Beta, as the case may be, to beneficially own (as determined in accordance with the Exchange Act) in excess of 9.9% of the outstanding shares of Common Stock, (ii) the Company shall have furnished to Greenle Alpha or Greenle Beta any material non-public information regarding the Company or any of its Subsidiaries that the Company has not within two (2) trading days disclosed to the public in a filing with the Commission pursuant to the Exchange Act, or (iii) if at any time prior to January 12, 2024, the share of Common Stock underlying the November Warrants are not registered for resale by Greenle pursuant to an effective registration statement under the Securities Act.

(2)	Issuance of Warrants. In exchange for and subject to Greenle’s fulfillment of the conditions set forth in Paragraph (1)a. and (1)b. of this Agreement, the Company shall issue, prior to December 31, 2023, to Greenle Alpha a warrant in substantially the form and on the terms set forth on the form of warrant filed as Exhibit 4.1 on the Company’s Form 8-K/A filed with the Securities and Exchange Commission (“SEC”) on September 1, 2023 to purchase 805,000 shares of Common Stock at an exercise price of $5.50 per share and shall issue to Greenle Beta a warrant in substantially the form and on the terms set forth on the form of warrant filed as Exhibit 4.1 on the Company’s Form 8-K/A filed with the SEC on September 1, 2023 to purchase 195,000 shares of Common Stock at an exercise price of $5.50 per share (collectively, the “Second December Warrants”).

(3)	Mandatory Exercise of Second December Warrants. At any time after the Effective Date the Company shall have the right to deliver to Greenle Alpha or Greenle Beta a Mandatory Direction to exercise outstanding Second December Warrants then held by Greenle Alpha or Greenle Beta, as the case may be, and upon receipt by Greenle Alpha or Greenle Beta, as the case may be, of a Mandatory Direction, such holder of Second December Warrants shall exercise such Second December Warrants, subject to the following terms and conditions:

a.	The Company may only deliver a Mandatory Direction with respect to an outstanding Second December Warrant if, (A) the shares of Common Stock underlying such Second December Warrant are registered for resale by the holder of such Second December Warrant pursuant to an effective registration statement filed by the Company under the Securities Act, (B) the VWAP of the Common Stock on each of the three trading days immediately preceding the date on which the Mandatory Direction is delivered by the Company to Greenle Alpha or Greenle Beta, as the case may be, is at least equal to the Second December Warrants Trigger Price (as defined below) for the Second December Warrants to which the Mandatory Direction relates, (C) the Company shall not have furnished to Greenle Alpha or Greenle Beta any material non-public information regarding the Company or any of its Subsidiaries that the Company has not subsequently disclosed to the public in a filing with the Commission pursuant to the Exchange Act, (D) no Mandatory Direction shall be applicable to the extent compliance with such Mandatory Direction would cause Greenle Alpha or Greenle Beta, as the case may be, to beneficially own (as determined in accordance with the Exchange Act) in excess of 9.9% of the outstanding shares of Common Stock and (E) the Company will not deliver a Mandatory Direction during any Mandatory Direction Blackout, as such term is defined in Section (2)a. of this Agreement. For purposes of this letter agreement, the term “Second December Warrants Trigger Price” shall mean $6.50 (subject to adjustment for stock splits, stock dividends and the like).

b.	Upon receipt from the Company of any Mandatory Direction, each of Greenle Alpha or Greenle Beta, as the case may be, shall, (A) within two (2) trading days of receipt of such Mandatory Direction, notify the Company if its beneficial ownership of all or a portion of the shares of Common Stock underlying the Second December Warrants to be exercised would cause such recipient to beneficially own (as determined in accordance with the Exchange Act) in excess of 9.9% of the outstanding shares of Common Stock, in which case the number of underlying shares of Common Stock that are the subject of such Mandatory Direction shall automatically be reduced to the number of shares that, when added to the number of shares beneficially owned by the recipient, would equal 9.9% of the number of outstanding shares of Common Stock, and (B) within five (5) trading days of receipt of such Mandatory Direction, exercise such Second December Warrant with respect to such number of shares and pay in cash the aggregate exercise price thereof pursuant to the terms of such Second December Warrant.

(4)	Registration of Resale of Applicable Shares. Greenle acknowledges that the shares of Common Stock issuable upon the exercise of the Second December Warrants to be issued under the terms of this Agreement (the “Applicable Shares”) will initially be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), and will have a restrictive legend as contemplated for the shares of Common Stock issued or to be issued upon exercise of the Second December Warrants issued pursuant to this Agreement. The Company hereby agrees to register the resale by Greenle of the Applicable Shares under the Securities Act within 180 days of the date hereof. If the Company fails to register the resale by Greenle of the Applicable Shares under the Securities Act within 180 days of the date hereof, the Company shall pay to Greenle $1,000 per day, until such time as the Company fulfills its obligation to register the resale by Greenle of the Applicable Shares under the Securities Act.

(5)	Failure to Issue Warrants or Applicable Shares. If the Company fails to issue and deliver to Greenle’s broker (a) the Second December Warrants, (b) the Applicable Shares or (c) shares of Common Stock issuable to Greenle pursuant to the terms of the Revenue Share Agreements within four (4) business days of: (i) in the case of the Second December Warrants, the date upon which Greenle fulfills its obligations pursuant to paragraph (1)a. and (1)b. hereof, (ii) in the case of the Applicable Shares, the date upon which Greenle delivers a notice to exercise the Second December Warrants or (iii) in the case of the Common Stock issuable pursuant to the terms of the Revenue Share Agreements, the date Greenle delivers the Agreement Shares Issuance Notice (subject to satisfaction and fulfilment of the terms and conditions stated in the Revenue Share Agreements), as applicable, then Company shall pay to Greenle $1,000 per day for its failure to issue such Warrants, Applicable Shares or shares of Common Stock, as applicable, until such time as the Company has issued such Warrants, Applicable Shares or shares of Common Stock.

(6)	Delivery of Material Nonpublic Information. Following the Effective Date, the Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees, affiliates and agents, not to, provide Greenle Alpha or Greenle Beta with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Person. If following the the Effective Date Greenle Alpha or Greenle Beta has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, it may provide the Company with written notice thereof. The Company shall, within one (1) Trading Day of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Agreements, Greenle Alpha or Greenle Beta, as the case may be, shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents. Neither Greenle Alpha or Greenle Beta shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents for any such disclosure. To the extent that, following the Effective Date, the Company delivers any material, nonpublic information to Greenle Alpha or Greenle Beta without such Person’s consent, the Company hereby covenants and agrees that such Person shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agent not to trade on the basis of, such material, nonpublic information.

If the foregoing accurately sets forth our understanding and agreement as to the matters set forth above, please acknowledge your agreement by signing below and returning to us a countersigned copy of this Agreement.

LuxUrban Hotels Inc.

By:	/s/ Brian Ferdinand
Name:	Brian Ferdinand
Title:	Chairman and Co-CEO

Greenle Partners LLC Series Alpha P.S.

By:	/s/ Alan Uryniak
Name:	Alan Uryniak
Title:	Manager

Greenle Partners LLC Series Beta P.S.

By:	/s/ Alan Uryniak
Name:	Alan Uryniak
Title:	Manager

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